Events after the Reporting Period	12 Months Ended
Dec. 31, 2019
Events after the Reporting Period [Abstract]
Disclosure of events after reporting period [text block]

Developments around the COVID 19 disease in 2020 so far suggest that, in the first half of 2020, global economic growth is expected to be negatively impacted by the spread of the disease and the resulting disruption of economic activity, which could impact our ability to generate revenues and negatively impact specific portfolios through negative rating migrations, higher than expected loan losses and potential impairments of assets. The current COVID 19 pandemic and its potential impact on the global economy may affect our ability to meet our financial targets. While it is too early for us to predict the impacts on our business or our financial targets that the expanding pandemic, and the governmental responses to it, may have, we may be materially adversely affected by a protracted downturn in local, regional or global economic conditions.